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                                                                Exhibit 23(a)



                                 [LETTERHEAD]




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Amendment #1 to Form S-3 Registration Statement of our report dated January 26, 1996 included in MidAmerican Energy Company's Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this Amendment #1 to Form S-3 Registration Statement.



                                             /s/ Arthur Andersen LLP
                                             ----------------------------------
                                             ARTHUR ANDERSEN LLP


Chicago, Illinois
December 6, 1996